UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2020
Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8403 Colesville Road
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Nineteenth Supplemental Indenture and 4.000% Senior Notes due 2055

On September 21, 2020, Discovery Communications, LLC (“DCL”), a wholly owned subsidiary of Discovery, Inc. (“Discovery”), Discovery, Scripps Networks Interactive, Inc. (“Scripps”), a wholly owned subsidiary of Discovery, and U.S. Bank National Association (the “Trustee”) entered into a nineteenth supplemental indenture (the “Nineteenth Supplemental Indenture”) to the Indenture dated August 19, 2009 (the “Base Indenture”), in connection with five separate private offers to exchange (collectively, the “Exchange Offers”) of all of DCL’s validly tendered and not validly withdrawn 5.000% Senior Notes due 2037 (the “2037 Notes”), 6.350% Senior Notes due 2040 (the “2040 Notes”), 5.200% Senior Notes due 2047 (the “2047 Notes”), 4.950% Senior Notes due 2042 (the “2042 Notes”) and the 4.875% Senior Notes due 2043 (the “2043 Notes” and, together with the 2037 Notes, the 2040 Notes, the 2047 Notes and the 2042 Notes, the “Old Notes”) for new 4.000% Senior Notes due 2055 (the “New Notes”).

The Base Indenture and the Nineteenth Supplemental Indenture contain certain covenants, events of default and other customary provisions.

The New Notes bear interest at a rate of 4.000% per year and will mature on September 15, 2055. Interest on the New Notes is payable on March 15 and September 15 of each year, beginning on March 15, 2021.
Prior to March 31, 2055, DCL may, at its option, redeem some or all of the New Notes at any time and from time to time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of redemption. On and after March 31, 2055, DCL may, at its option, redeem some or all of the New Notes at any time and from time to time, at a redemption price equal to 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

The New Notes are unsecured and rank equally in right of payment with all of DCL’s other unsecured senior indebtedness. The New Notes are fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Discovery and Scripps.

The foregoing descriptions of the New Notes, the Base Indenture and the Nineteenth Supplemental Indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The Base Indenture, which was filed as Exhibit 4.1 to Discovery’s Current Report on Form 8-K on August 19, 2009 and the Nineteenth Supplemental Indenture, which is filed as Exhibit 4.1 hereto, are each incorporated by reference into this Current Report on Form 8-K.

The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Registration Rights Agreement

In connection with the issuance of the New Notes, DCL, Discovery, Scripps entered into a Registration Rights Agreement, dated as of September 21, 2020 (the “Registration Rights Agreement”) with Deutsche Bank Securities Inc., RBC Capital Markets, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Mizuho Securities USA LLC.

Pursuant to the Registration Rights Agreement, Discovery has agreed to use commercially reasonable efforts to file a registration statement with respect to a registered offer to exchange the New Notes for new notes with terms substantially identical in all material respects to the New Notes (the “Exchange Notes”), except that the Exchange Notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate for failure to comply with the registration rights agreement. Discovery has also agreed to use its reasonable efforts to use its commercially reasonable efforts to consummate the registered offer to exchange within 365 days after September 21, 2020, the initial issue date of the New Notes. Discovery may be required to provide a shelf registration statement to cover resales of the New Notes under certain circumstances. If Discovery fails to satisfy these obligations, it may be required to pay holders of the New Notes additional amounts.

A copy of the Registration Rights Agreement is filed as Exhibit 4.2 hereto and is incorporated by reference into this Current Report on Form 8-K.

Item 8.01 Other Events.

Exchange Offers and Cash Offers

On September 21, 2020, Discovery completed the Exchange Offers to exchange all validly tendered and not validly withdrawn Old Notes for the New Notes. Also, on September 21, 2020, Discovery completed its previously announced offers to purchase (the “Cash Offers”) all validly tendered and not validly withdrawn: (i) Old 2037 Notes, Old 2040 Notes, Old 2047 Notes Old 2042 Notes and Old 2043 Notes for cash.

The Exchange Offers were open only to certain investors, and the Cash Offers were open only to retail holders who were not eligible to participate in the Exchange Offers.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted in the Exchange Offer and subsequently cancelled by DCL:

i.$687,649,000 aggregate principal amount of Old 2037 Notes;
ii.$184,225,000 aggregate principal amount of Old 2040 Notes;
iii.$213,900,000 aggregate principal amount of Old 2042 Notes; and
iv.$329,122,000 aggregate principal amount of Old 2043 Notes.

Pursuant to the Cash Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for purchase in the Cash Offer and subsequently cancelled by DCL:

i.$14,219,000 aggregate principal amount of Old 2037 Notes;
ii.$1,300,000 aggregate principal amount of Old 2040 Notes;
iii.$1,160,000 aggregate principal amount of Old 2042 Notes; and
iv.$5,340,000 aggregate principal amount of Old 2043 Notes.

Following such cancellations, the aggregate principal amount of Old Notes set forth below remained outstanding:

i.$548,132,000 aggregate principal amount of Old 2037 Notes;
ii.$664,475,000 aggregate principal amount of Old 2040 Notes;
iii.$284,940,000 aggregate principal amount of Old 2042 Notes; and
iv.$515,538,000 aggregate principal amount of Old 2043 Notes.

The conditions to the Exchange Offer for the Old 2047 Notes were not satisfied. In accordance with the terms of the Exchange Offer and the Cash Offer, Discovery terminated each of the Exchange Offer and the Cash Offer for the Old 2047 Notes and no Old 2047 Notes were accepted for exchange or purchase.

In connection with the settlement of the Exchange Offers, DCL issued $1,732,036,000 aggregate principal amount of New Notes in exchange for the aggregate amount of Old Notes that were validly tendered and accepted by Discovery pursuant to the Exchange Offers.

In connection with the settlement of the Cash Offers, Discovery paid $26,826,248.81 in cash to purchase the aggregate amount of Old Notes validly tendered and accepted for purchase by Discovery pursuant to the Cash Offers.

A copy of Discovery’s press release announcing the pricing terms of the Exchange Offers is attached to this Current Report on Form 8-K as Exhibit 99.1 and Discovery’s press release announcing the expiration of the Exchange Offers is attached to this Current Report on Form 8-K as Exhibit 99.2, and each are incorporated herein by reference.

A copy of Discovery’s press release announcing the pricing terms of the Cash Offers is attached to this Current Report on Form 8-K as Exhibit 99.3 and Discovery’s press release announcing the expiration of the Cash Offers is attached to this Current Report on Form 8-K as Exhibit 99.4, and each are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

4.1
Nineteenth Supplemental Indenture, dated as of September 21, 2020, among Discovery Communications, LLC, Discovery, Inc., Scripps Networks Interactive, Inc. and U.S. Bank National Association, as trustee

4.2	Registration Rights Agreement, dated as of September 21, 2020
99.1	Press release of Discovery, Inc., dated September 16, 2020
99.2	Press release of Discovery, Inc., dated September 17, 2020
99.3	Press release of Discovery, Inc., dated September 16, 2020
99.4	Press release of Discovery, Inc., dated September 17, 2020
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery, Inc.

Date: September 21, 2020	By:	/s/ Bruce L. Campbell
Bruce L. Campbell
Chief Development, Distribution & Legal Officer